EXHIBIT 10.1

Execution Version

THIRD AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of April 29, 2020 (the “Third Amendment Effective Date”), is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided in the Credit Agreement referred to below, the “Administrative Agent”), the Swingline Lender, and the Issuing Bank.

RECITALS
(A)    The Borrower, the Administrative Agent and the Lenders are party to that certain Sixth Amended and Restated Credit Agreement dated as of September 28, 2018 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower;

(B)    The Administrative Agent, the Lenders party hereto, and the Borrower have agreed to make certain amendments and modifications to the Credit Agreement as more particularly set forth herein and to be effective as of the Third Amendment Effective Date; and
(C)    The Administrative Agent and the Lenders party hereto have agreed to reduce the Borrowing Base from $1,600,000,000.00 to $1,100,000,000.00 pursuant to Section 2.07 of the Credit Agreement, which redetermination shall, upon its effectiveness, (i) constitute the April 1, 2020 Scheduled Redetermination of the Borrowing Base and (ii) automatically decrease the Aggregate Elected Commitment Amounts from $1,200,000,000.00 to $1,100,000,000.00 pursuant to Section 2.06(c)(vii) of the Credit Agreement, in either case, as set forth in this Third Amendment and to be effective as of the Third Amendment Effective Date.

The parties hereto agree as follows:

Section 1.     Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Third Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

Section 2.     Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended, effective as of the Third Amendment Effective Date in the manner provided in this Section 2.

2.1     Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order, which shall read in full as follows:

“2021 Convertible Notes” means those certain 1.50% Senior Convertible Notes of the Borrower due July 1, 2021 in a principal amount of $173,000,000.00 as of the Third Amendment Effective Date.
“Excess Cash” has the meaning set forth in Section 3.04(e).
“Intercreditor Agreement” means, collectively (a) that certain Intercreditor Agreement substantially in the form attached as Exhibit J hereto or (b) any other intercreditor agreement among the Borrower, the other Loan Parties, the Administrative Agent and the other parties thereto in form and substance acceptable to the Administrative Agent and the Majority Lenders in their sole discretion, in each case, as the same may from time to time be amended, modified, supplemented or restated from time to time.
“Permitted Second Lien Debt” means (a) secured Debt of the Borrower incurred on or before the Scheduled Redetermination Date with respect to the October 1, 2020 Scheduled Redetermination in an aggregate principal amount not to exceed $900,000,000; provided that (i) all principal amounts of such Debt are used to Redeem Debt incurred pursuant to Section 9.02(i) for less than or equal to eighty percent (80%) of par value (with such percentage of par value determined on an average basis after giving pro forma effect to each such proposed Redemption and all Redemptions of Debt incurred pursuant to Section 9.02(i) with Permitted Second Lien Debt on or prior to the date of such proposed Redemption), (ii) such Debt (A) is secured solely by Liens on Property upon which there exist (or on which the Borrower contemporaneously places, on the date of the Borrower’s incurrence of such Permitted Second Lien Debt) first priority Liens securing the Indebtedness (in each case, subject only to Liens permitted under Sections 9.03(a) through (g)), and such Liens are subject to the terms of an Intercreditor Agreement and (B) is not guaranteed by any Person that is not a Guarantor, (iii) the documentation governing such Debt shall not contain any restriction on the ability of the Borrower or any of its Restricted Subsidiaries to (A) amend, modify, restate or otherwise supplement this Agreement or the other Loan Documents other than as set forth in the applicable Intercreditor Agreement or (B) repay the Loans, (iv) except for equal and ratable clauses, the documentation governing such Debt shall not contain any restrictions on the ability of any Subsidiary of the Borrower to guarantee the Indebtedness (as such term may be amended, supplemented, modified, or amended and restated, in each case, in accordance with the applicable Intercreditor Agreement) or any restrictions on the ability of any Subsidiary or the Borrower to pledge assets as collateral security for the Indebtedness (as such term may be amended, supplemented, modified, or amended and restated, in each case, in accordance with the applicable Intercreditor Agreement), (v) the documents governing such Debt do not contain any mandatory prepayment or redemption provisions (other than customary change of control or asset sale tender offer provisions) that would require a mandatory prepayment or redemption of such Debt prior to the date that is 180 days following the Maturity Date, (vi) (A) the documents governing such Debt do not contain any financial covenants set forth in Section 9.01 of this Agreement (or the substantive equivalents thereof) unless the required maintenance level for each such financial covenant is at least 0.50 more permissive (i.e., the testing levels must be set 0.50 higher or lower, as applicable, than those under this Agreement, in each case, whichever is more

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

permissive and flexible to the Borrower’s compliance therewith) to the Borrower than the corresponding maintenance level set forth in this Agreement and (B) any additional maintenance financial covenants set forth in the documents governing such Debt and not included in this Agreement shall be automatically incorporated into Section 9.01(c) and the related definitions shall be automatically incorporated into Section 1.02, (vii) the covenants and events of default contained in the documentation governing such Debt are not otherwise more onerous or restrictive, taken as a whole, than the corresponding terms of this Agreement and the other Loan Documents, (viii) such Debt does not provide for any scheduled payment of principal, scheduled mandatory Redemption or scheduled sinking fund payment prior to its scheduled maturity, (ix) such Debt shall not mature sooner than the date that is 180 days following the Maturity Date at the time of incurrence; provided, however, that, (A) notwithstanding the foregoing, any such Debt that is used to Redeem any 2021 Convertible Notes may mature sooner than the Maturity Date but, in any event, such Debt shall not mature prior to July 1, 2021 and (B) notwithstanding the foregoing, any such Debt that is used to Redeem any 2022 Notes may mature earlier than 180 days past the Maturity Date but, in any event, such Debt shall not mature prior to October 15, 2023 and (C) the principal amount of such new Debt used to Redeem the 2021 Convertible Notes or 2022 Notes is no greater than the principal amount of 2021 Convertible Notes or 2022 Notes being Redeemed and (x) after giving effect to the incurrence of such Debt and the application of the proceeds thereof, (A) the Borrower shall be in pro forma compliance with Section 9.01, (B) no Event of Default shall exist and (C) the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base then in effect, and (b) any Permitted Refinancing Debt incurred to refinance or replace the Debt referred to in the foregoing clause (a), to the extent such refinancing or replacement is permitted under the Intercreditor Agreement.
“Permitted Second Lien Debt Documents” means, collectively, any loan or credit agreement, indenture (or the substantive equivalent thereof) or notes entered into in connection with the Permitted Second Lien Debt (and any successor loan or credit agreement, indenture (or the substantive equivalent thereof) or notes in connection with any refinancing thereof permitted hereunder and under the applicable Intercreditor Agreement), all guarantees of Permitted Second Lien Debt, and all other agreements, documents or instruments executed and delivered by any Loan Party in connection with, or pursuant to, the incurrence of Permitted Second Lien Debt, including, without limitation, any Intercreditor Agreements, all security agreements, pledge agreements, mortgages and deeds of trust, as all of such documents are from time to time amended, supplemented or restated in compliance with this Agreement and the Intercreditor Agreement.
“Scheduled September Maturity Date” has the meaning assigned to such term in the definition of the term “Maturity Date”.
“Third Amendment” means that certain Third Amendment to Sixth Amended and Restated Credit Agreement, dated as of the Third Amendment Effective Date, by and among the Borrower, the Lenders party thereto, and the Administrative Agent.
“Third Amendment Effective Date” means April 29, 2020.

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

“Third Amendment Lenders” means the Lenders that are signatories to the Third Amendment.
2.2     Amended Definitions.

(a)Section 1.02 of the Credit Agreement is hereby amended by deleting the last sentence in the definition of “Aggregate Elected Commitment Amounts” and inserting “As of the Third Amendment Effective Date, the Aggregate Elected Commitment Amounts are $1,100,000,000.00.”.

(b)Section 1.02 of the Credit Agreement is hereby amended by deleting the Borrowing Base Utilization Grid in the definition of “Applicable Margin” and replacing such Borrowing Base Utilization Grid in its entirety with the following:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	<25%	25% <50%	50% <75%	75% <90%	>90%
Eurodollar Loans	1.750%	2.000%	2.500%	2.750%	3.000%
ABR Loans or Swingline Loans	0.750%	1.000%	1.500%	1.750%	2.000%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

(c)Section 1.02 of the Credit Agreement is hereby amended by inserting “the Third Amendment,” immediately after “the Second Amendment,” in the definition of “Loan Documents”.

(d)Section 1.02 of the Credit Agreement is hereby amended by inserting “ or Section 9.02(j) ” immediately after “Section 9.02(i)” in the definition of “Permitted Refinancing Debt”.

(e)Section 1.02 of the Credit Agreement is hereby amended by inserting “ any Intercreditor Agreement” immediately after “any Account Control Agreements,” in the definition of “Security Instruments”.

2.3     Deleted Definition. Section 1.02 of the Credit Agreement is hereby amended to delete the definition of “Scheduled Maturity Date” in its entirety.

2.4     Amended and Restated Definitions.

(a)Section 1.02 of the Credit Agreement is hereby amended to amend and restate the definition of “2022 Notes” to read in full as follows:

“2022 Notes” means those certain 6.125% Senior Notes of the Borrower due November 15, 2022 in a principal amount as of the Third Amendment Effective Date of $436,000,000.00.

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

(b)Section 1.02 of the Credit Agreement is hereby amended to amend and restate the definition of “Maturity Date” to read in full as follows:

“Maturity Date” means:
(a) at all times prior to the first incurrence of any Permitted Second Lien Debt by the Borrower with a scheduled maturity date that is not at least 180 days after the Scheduled September Maturity Date (as defined below) that is used to Redeem any 2022 Notes, the date that is the earlier of (i) September 28, 2023 (the “Scheduled September Maturity Date”) and (ii)  August 16, 2022 to the extent that, on or before such date, the 2022 Notes are not repurchased, redeemed or refinanced to have a maturity date at least ninety-one (91) days after the Scheduled September Maturity Date unless, on August 16, 2022, both (A) the aggregate outstanding principal amount of the 2022 Notes is not more than $100,000,000.00 and (B) after giving pro forma effect to the repayment in full at maturity of the 2022 Notes then outstanding, the aggregate amount of unrestricted cash and unrestricted Investments of the types permitted by Sections 9.05(c), (d), (e) and (f), in each case, held by the Borrower and its Consolidated Restricted Subsidiaries plus the amount of Unused Availability is at least $300,000,000.00; or
(b) at all times on and after the first incurrence of any Permitted Second Lien Debt by the Borrower with a scheduled maturity date that is not at least 180 days after the Scheduled September Maturity Date that is used to Redeem any 2022 Notes, the date that is the earlier of (i) July 2, 2023 and (ii) August 16, 2022 to the extent that, on or before such date, any then remaining 2022 Notes are not repurchased, redeemed or refinanced to have a maturity date at least ninety-one (91) days after the Scheduled September Maturity Date unless, on August 16, 2022, both (A) the aggregate outstanding principal amount of the 2022 Notes is not more than $100,000,000.00 and (B) after giving pro forma effect to the repayment in full at maturity of the 2022 Notes then outstanding, the aggregate amount of unrestricted cash and unrestricted Investments of the types permitted by Sections 9.05(c), (d), (e) and (f), in each case, held by the Borrower and its Consolidated Restricted Subsidiaries plus the amount of Unused Availability is at least $300,000,000.00.
2.5     Amendment to Section 2.08(j) of the Credit Agreement. Section 2.08(j) of the Credit Agreement is hereby amended to (a) insert “or Section 3.04(e)(ii), as applicable,” after each instance of “Section 3.04(c)” therein and (b) delete each instance of “in cash equal to” therein and insert “in cash equal to 102% of” in lieu thereof.

2.6     Amendments to Section 3.04 of the Credit Agreement. Section 3.04 of the Credit Agreement is hereby amended as follows:

(a) Section 3.04(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d)     No Premium or Penalty. Prepayments permitted or required under this Section 3.04 shall be without premium or penalty, except as required under Section 5.02;

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

provided, however, that the Third Amendment Lenders waive any payment under Section 5.02 that would otherwise be payable to such Third Amendment Lenders (but, for the avoidance of doubt, not any other Lenders which are not Third Amendment Lenders) in connection with any prepayment made pursuant to Section 3.04(e).
(b)     Section 3.04 of the Credit Agreement is hereby amended to insert a new clause (e), which shall read in full as follows:

(e)     Excess Cash Balances. If at any time while any Revolving Credit Exposure is outstanding, the Loan Parties have any cash or cash equivalents (other than Cash Collateral) in an aggregate amount in excess of ten percent (10%) of the Aggregate Elected Commitment Amounts (other than (i) cash of the Loan Parties to be used by any Loan Party to Redeem Other Debt pursuant to Section 9.04(b) pursuant to a binding and enforceable commitment to Redeem such Other Debt within ten (10) Business Days; provided that cash excluded pursuant to this clause (i) shall not be excluded for more than ten (10) consecutive Business Days at any time, (ii) cash of the Loan Parties constituting proceeds of Permitted Second Lien Debt to be used by any Loan Party to Redeem Other Debt pursuant to Section 9.04(b)(iv) which cash is held by or under the control of a third party agent (whether in escrow or otherwise) for the sole purpose of redeeming such Other Debt pursuant to Section 9.04(b)(iv) or Section 9.04(b)(v) pursuant to a binding and enforceable commitment to Redeem such Other Debt within ten (10) Business Days after the issuance of such Permitted Second Lien Debt; provided that cash excluded pursuant to this clause (ii) shall not be excluded for more than ten (10) Business Days from the date of such issuance of Permitted Second Lien Debt, (iii) cash of the Loan Parties constituting purchase price deposits held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits and (iv) cash of the Loan Parties to be used by any Loan Party within five (5) Business Days to pay the purchase price for Property to be acquired by such Loan Party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment of such purchase price; provided, that cash excluded pursuant to this clause (iv) shall not be excluded for more than five (5) consecutive Business Days at any time) (such excess, the “Excess Cash”), the Borrower shall, to the extent that the Loan Parties have any Excess Cash, no later than the end of the day on the fifth (5th) Business Day, (i) prepay the Borrowings in an amount equal to such Excess Cash and (ii) if any Excess Cash remains after prepaying all of such Borrowings and there is any LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to the lesser of (A) such remaining Excess Cash and (B) the amount of the LC Exposure, which amount shall be held as Cash Collateral as provided in Section 2.08(j). Each prepayment of Borrowings pursuant to this Section 3.04(e) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto. Each prepayment of Borrowings

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

pursuant to this Section 3.04(e) shall be applied ratably to the Loans that are being prepaid by such Excess Cash. Prepayments pursuant to this Section 3.04(e) shall be accompanied by accrued interest to the extent required by Section 3.02.
2.7     Amendments to Section 6.02 of the Credit Agreement. Section 6.02 of the Credit Agreement is hereby amended as follows:

(a)     Section 6.02 of the Credit Agreement is hereby amended to insert a new clause (f) which shall read in full as follows:
(f)    At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Loan Parties shall not have any Excess Cash.
(b)     Section 6.02 of the Credit Agreement is hereby amended to insert “and Section 6.02(f)” immediately before the “.” at the end of the final paragraph of such Section 6.02.

2.8     Amendment to Section 8.01 of the Credit Agreement. Section 8.01 of the Credit Agreement is hereby amended to insert a new clause (p), which shall read in full as follows:
(p)    Issuance of Permitted Second Lien Debt. If the Borrower intends to issue or incur any Permitted Second Lien Debt, prior written notice of such intended offering or incurrence, the intended principal amount thereof, and the anticipated date of closing thereof, and, upon request of the Administrative Agent, copies of the proposed Permitted Second Lien Debt Document.
2.9     Amendment to Section 9.01 of the Credit Agreement. Section 9.01 of the Credit Agreement is hereby amended to insert a new clause (c), which shall read in full as follows:

(c)    Permitted Second Lien Debt Financial Covenants. To the extent not already set forth in this Section 9.01, any other maintenance financial covenant (which, for purposes of clarity, will not include financial covenants that are identical to those otherwise contained in Section 9.01, other than with respect to the applicable testing level) that is included in any Permitted Second Lien Document is hereby incorporated by reference herein (and any applicable defined terms are hereby incorporated into Section 1.02), and the Borrower shall be separately required to comply with the terms of such financial covenant under this Section 9.01(c).
2.10     Amendment to Section 9.02 of the Credit Agreement. Section 9.02 of the Credit Agreement is hereby amended to insert a new clause (j), which shall read in full as follows:

(j)     Permitted Second Lien Debt and guarantee obligations of any Loan Party in respect thereof.
2.11     Amendment to Section 9.03 of the Credit Agreement. Section 9.03 of the Credit Agreement is hereby amended to insert a new clause (h), which shall read in full as follows:

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

(h)     Liens on Property securing Permitted Second Lien Debt, but only to the extent that the Administrative Agent holds first priority Liens on such Property securing the Indebtedness (including first priority Liens that the Borrower contemporaneously places on the Property in favor of the Administrative Agent on the date that the Borrower incurs such Permitted Second Lien Debt) (in each case, subject to Liens permitted by this Section 9.03, other than Liens described in this clause (h)) and such Liens are subject to an Intercreditor Agreement.
2.12     Amendments to Section 9.04 of the Credit Agreement. Section 9.04 of the Credit Agreement is hereby amended as follows:

(a)     Section 9.04(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(ii) so long as (A) no Event of Default shall have occurred which is continuing and (B) the Borrower shall have, on a pro-forma basis immediately after giving effect to such Restricted Payment, Unused Availability under this Agreement of not less than 30% of the Aggregate Elected Commitment Amounts, the Borrower may declare and pay annual cash dividends not to exceed $12,000,000 on an annual basis
(b)     Section 9.04(a)(vi) of the Credit Agreement is hereby amended to delete the reference in sub-clause (z) thereof to “3.00 to 1.00” and replace it with “2.50 to 1.00”.

(c)     Section 9.04(b) of the Credit Agreement is hereby amended to add “or Permitted Second Lien Debt” immediately before “(collectively, the “Other Debt”)”;

(d)     Section 9.04(b)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(iv) Redeem all or a portion of Other Debt outstanding under the 2021 Convertible Notes (or any Permitted Refinancing Debt in respect thereof with a maturity date before the Maturity Date at the time of such incurrence) or 2022 Notes with cash in an aggregate principal amount not to exceed $250,000,000 on and after the Third Amendment Effective Date; provided, that, with respect to this clause (iv) only, (x) the Borrower shall have, on a pro-forma basis immediately after giving effect to such Redemption, Unused Availability under this Agreement of not less than 30% of the Aggregate Elected Commitment Amounts, (y) no Default or Event of Default shall have occurred and be continuing, and (z) immediately after giving effect to such Redemption, the Borrower shall be in pro forma compliance with Section 9.01
(e)     Section 9.04(b)(v) of the Credit Agreement is hereby amended to delete the reference in sub-clause (z) thereof to “2.75 to 1.00” and replace it with “2.50 to 1.00”.

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

2.13     Amendment to Section 9.12(e) of the Credit Agreement. Section 9.12(e) of the Credit Agreement is hereby amended to delete the reference to “ten percent (10%)” in sub-clause (i) thereof and replace it with “five percent (5%)”.

2.14     Amendment to Section 9.16 of the Credit Agreement. Section 9.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 9.16    Negative Pledge Agreements; Dividend Restrictions; Second Lien Collateral.
(a)    No Loan Party will create, incur, assume or suffer to exist any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders or restricts any Material Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith; provided, however, that the preceding restrictions will not apply to encumbrances or restrictions arising under or by reason of (a) the Loan Documents, (b) any leases or licenses as they affect any Property or Lien subject to such lease or license, (c) any contract agreement or understanding creating Liens on Capital Leases or to secure purchase money Debt permitted by Section 9.03(c) (but only to the extent related to the Property on which such Liens were created), or (d) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the direct or indirect sale or disposition of all or substantially all the equity or Property of such Restricted Subsidiary (or the Property that is subject to such restriction) pending the closing of such sale or disposition.
(b)    No Person will (i) grant a Lien on any Property to secure obligations outstanding under the Permitted Second Lien Debt Documents without contemporaneously granting to the Administrative Agent, as security for the Indebtedness, a first priority (subject only to the Liens permitted by Sections 9.03(a) through (g)) perfected Lien on the same Property pursuant to the Security Instruments or (ii) guarantee the obligations under the Permitted Second Lien Debt Documents without contemporaneously guaranteeing the Indebtedness pursuant to the Guaranty Agreement (or joinder or supplement thereto), each in form and substance reasonably satisfactory to the Administrative Agent.
2.15     Amendment to Article IX of the Credit Agreement. Article IX of the Credit Agreement is hereby amended to insert a new Section 9.24 thereto, which shall read in full as follows:
Section 9.24    Amendments to Permitted Second Lien Debt Documents. The Borrower will not, and will not permit any Loan Party to, prior to the date that is 180 days after the Maturity Date, amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Permitted Second Lien Debt Documents if such amendments or other modifications are prohibited under the applicable Intercreditor Agreement.

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

2.16     Amendment to Section 10.01(l) of the Credit Agreement. Section 10.01(l) of the Credit Agreement is hereby amended to insert “ (including any Intercreditor Agreement) ” immediately after “Loan Documents” therein.

2.17     Amendment to Article XI of the Credit Agreement. Article XI of the Credit Agreement is hereby amended to insert a new Section 11.12 thereto, which shall read in full as follows

Section 11.12.     The Intercreditor Agreement.
(a)    Subject to Section 11.12(c), each of the Lenders, the Issuing Bank and the other Secured Parties hereby irrevocably authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, (i) from time to time upon the request of the Borrower, in connection with the establishment, incurrence, amendment, refinancing or replacement of any such Debt, any Intercreditor Agreement and (ii) any documents relating thereto.
(b)    Each of the Lenders, the Issuing Bank and the other Secured Parties hereby irrevocably (i) consents to the treatment of Liens to be provided for under any Intercreditor Agreement, (ii) agrees that, upon the execution and delivery thereof, such Secured Party will be bound by the provisions of any Intercreditor Agreement as if it were a signatory thereto and will take no actions contrary to the provisions of any Intercreditor Agreement, (iii) agrees that no Secured Party shall have any right of action whatsoever against the Administrative Agent as a result of any action taken by the Administrative Agent pursuant to this Section 11.12 or in accordance with the terms of any Intercreditor Agreement, and (iv) authorizes and directs the Administrative Agent to carry out the provisions and intent of any Intercreditor Agreement.
(c)    Each of the Lenders, the Issuing Bank and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Intercreditor Agreement that the Borrower may from time to time request (i) to give effect to any establishment, incurrence, amendment, extension, renewal, refinancing or replacement of any Debt with any Permitted Refinancing Debt, (ii) to confirm for any party that such Intercreditor Agreement is effective and binding upon the Administrative Agent on behalf of the Secured Parties, or (iii) to effect any other amendment, supplement or modification, so long as the resulting agreement would constitute an Intercreditor Agreement if executed at such time as a new agreement.
(d)    Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably further authorizes and directs the Administrative Agent to execute and deliver, in each case, on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

of any Security Instrument to add or remove any legend that may be required pursuant to any Intercreditor Agreement.
(e)    The Administrative Agent shall have the benefit of the provisions of Article XI with respect to all actions taken by it pursuant to this Section 11.12 or in accordance with the terms of any Intercreditor Agreement to the full extent thereof.
2.18     Amendment to Credit Agreement. The Credit Agreement is hereby amended to add Exhibit J attached hereto as Exhibit J thereto, and Exhibit J hereto shall be deemed to be attached as Exhibit J thereto.

Section 3.     Borrowing Base Redetermination. The Lenders hereby agree that (a) for the period from and including the Third Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be reduced from $1,600,000,000.00 to $1,100,000,000.00. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07, Section 8.13(c), Section 9.02(i), or Section 9.12 of the Credit Agreement. For the avoidance of doubt, the Borrower and the Lenders hereby agree that the redetermination of the Borrowing Base in this Section 3 shall constitute the April 1, 2020 Scheduled Redetermination of the Borrowing Base. This Section 3 constitutes the New Borrowing Base Notice pursuant to Section 2.07(d) of the Credit Agreement for the April 1, 2020 Scheduled Redetermination of the Borrowing Base.

Section 4.     Reduction of Aggregate Elected Commitment Amounts. Pursuant to Section 2.06(c)(vii) of the Credit Agreement, concurrently with the Borrowing Base reduction set forth in Section 3 hereof, the Aggregate Elected Commitment Amounts will be automatically reduced (ratably among the Lenders in accordance with each Lender’s Applicable Percentage) from $1,200,000,000.00 to $1,100,000,000.00, and the Administrative Agent is instructed to modify Annex I attached to the Credit Agreement to reflect the ratable decrease of the Aggregate Elected Commitment Amounts set forth herein. The Aggregate Elected Commitment Amounts shall remain at $1,100,000,000.00 until the Aggregate Elected Commitment Amounts are otherwise decreased or increased in accordance with Section 2.06 of the Credit Agreement.

Section 5.     Conditions Precedent. This Third Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

5.1     Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and each of the Lenders constituting at least the Supermajority Lenders, which may be delivered by the means described in Section 7.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).

5.2     Fees and Expenses. The Borrower shall have paid to the Administrative Agent any and all fees and expenses, including reasonable out-of-pocket expenses payable to the Administrative Agent and the Lenders pursuant to or in connection with this Third Amendment in accordance with Section 12.03(a) of the Credit Agreement.

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

5.3     No Event of Default or Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.

5.4     Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or its counsel may reasonably request.

For purposes of determining satisfaction of the conditions specified in this Section 5, each Lender that has signed this Third Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 5 to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the Third Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify Borrower and each Lender of the Third Amendment Effective Date and such notice shall be conclusive and binding.
Section 6.     Reaffirm Existing Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Third Amendment and the Credit Agreement; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of the Third Amendment Effective Date (unless any such representation or warranty relates solely to a specific earlier date, in which case, such representation or warranty was true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect, or a similar qualification, true and correct in all respects) as of such earlier date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not, and will not immediately after giving effect to this Third Amendment, exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Third Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any agreement binding upon Borrower or any other Loan Party, except for violations of agreements that would not reasonably be expected to have a Material Adverse Effect; and (v) this Third Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

Section 7.     Miscellaneous.

7.1     Confirmation. The provisions of the Credit Agreement (as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment. This Third Amendment shall constitute a Loan Document.

7.2     No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this Third Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist on or after the Third Amendment Effective Date, which may have occurred prior to the Third Amendment Effective Date or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Third Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Third Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

7.3     Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Third Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

7.4     Expenses. As provided in Section 12.03 of the Credit Agreement and subject to the limitations included therein, the Borrower hereby agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Third Amendment and all related documents, including, without limitation, the reasonable fees, charges, and disbursements of outside counsel.

7.5     Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.6     Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.7     No Oral Agreement. This Third Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Third Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

7.8     Governing Law. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages to Follow]

Third Amendment to
SM Energy Company Sixth Amended and Restated Credit Agreement

The parties hereto have caused this Third Amendment to be duly executed effective as of the date first written above.

BORROWER:	SM ENERGY COMPANY

By:    /s/ A.WADE PURSELL
A. Wade Pursell
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

AGENTS AND LENDERS:    WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent, Swingline Lender and Issuing Bank

By:     /s/ JONATHAN HERRICK
Name:     Jonathan Herrick
Title:    Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BANK OF AMERICA, NATIONAL ASSOCIATION,
Individually and as Co-Syndication Agent

By:     /s/ RONALD E. MCKAIG
Name:     Ronald E. McKaig
Title:    Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A.,
Individually and as Co-Syndication Agent

By:     /s/ JO LINDA PAPADAKIS
Name:     Jo Linda Papadakis
Title:    Authorized Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BBVA USA,     Individually and as Co-Documentation Agent

By:     /s/ GABRIELA AZCARATE
Name:     Gabriela Azcarate
Title:    Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

COAMERICA BANK

By:     /s/ CAROLINE M. MCCLURG
Name:     Caroline M. McClurg
Title:    Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:     /s/ SYDNEY G. DENNIS
Name:     Sydney G. Dennis
Title:    Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:     /s/ KRISTAN SPIVEY
Name:     Kristan Spivey
Title:    Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:     /s/ JAMIE MINIERI
Name:     Jamie Minieri
Title:    Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:     /s/ GEORGE E. MCKEAN
Name:     George E. McKean
Title:    Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

By:     /s/ RYAN KNAPE
Name:     Ryan Knape
Title:    Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ JOHN C. LOZANO
Name:     John C. Lozano
Title:    Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BMO HARRIS BANK N.A.

By:     /s/ PATRICK JOHNSTON
Name:     Patrick Johnston
Title:    Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

Exhibit J
to the Sixth Amended and Restated Credit Agreement
among SM Energy Company, as Borrower,
Wells Fargo Bank, National Association, as Administrative Agent,
and the Lenders party thereto

Form of Intercreditor Agreement

[EXHIBIT J TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT]